IVY FUNDS

Supplement dated October 1, 2004 to the
Statement of Additional Information for

Ivy Funds dated July 29, 2004
Ivy Funds, Inc. dated July 29, 2004
each as supplemented September 1, 2004

The following information supplements the disclosure regarding redemption fees in the section entitled "Redemption Fee/Exchange Fee":

Effective December 1, 2004, a redemption fee of 2.00% will be deducted from any redemption or exchange proceeds if you sell or exchange your Class B or Class C shares after holding them for less than 5 days (less than 30 days for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Growth Fund, Ivy International Value Fund, and Ivy Pacific Opportunities Fund). The same redemption fee and time periods currently apply to any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares.

A Fund's redemption fee will not be assessed against:

4. Shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

The following supplements the information regarding dealer compensation in the section entitled "Purchase, Redemption and Pricing of Shares":

         Ivy Funds Distributor, Inc. (IFDI) may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

                  1.00% - Sales of $1.0 million to $1,999,999.99
                  0.80% - Sales of $2.0 million to $2,999,999.99
                  0.50% - Sales of $3.0 million to $49,999,999.99
                  0.25% - Sales of $50.0 million or more

*IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A shares with no initial sales charge. IFDI will pay Legend Equities Corporation (Legend) 1.00% for net asset value (NAV) purchases, at any asset level, made with the redemption proceeds from an unaffiliated fund.

Until February 28, 2005, Legend receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.

The following supplements the information in the section entitled "Net Asset Value Purchases of Class A Shares":

Until February 28, 2005, purchases of Class A shares may be made at NAV by clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days.

Effective November 1, 2004, purchases of Class A shares may be made at NAV by clients investing via the Managed Allocation Portfolio (MAP) and Strategic Portfolio Allocation (SPA) programs available through Waddell & Reed, Inc.

The following supplements the information regarding State Street Research & Management Company in the Statement of Additional Information for Ivy Funds in the section entitled "Investment Advisory and Other Services--Investment Sub-Advisors":

MetLife, Inc., the parent company of State Street Research & Management Company ("SSRM"), the investment sub-adviser to the Ivy Small Cap Value Fund (the "Fund"), announced that it has entered into an agreement to sell SSRM to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of SSRM (the "Acquisition") is expected to occur in the first quarter of 2005. BlackRock manages approximately $314 billion for institutional and individual investors worldwide through a variety of equity, fixed income, and alternative investment products and is one of the largest publicly traded investment management companies.

The Acquisition may cause a change of control of SSRM and the automatic termination of SSRM's sub-advisory contract with Waddell & Reed Ivy Investment Company. The Board of Trustees of Ivy Funds, of which the Fund is a series, will be asked to consider proposals by SSRM and BlackRock relating to SSRM's sub-advisory contract. Any such proposals will require the approval of the Board of Trustees and the shareholders of the Fund.

The following supplements the information regarding sub-advisory fees paid by Waddell & Reed Ivy Investment Company (WRIICO) in the Statement of Additional Information for Ivy Funds in the section entitled "Investment Advisory and Other Services--Investment Sub-Advisors":

For its services, Mackenzie Financial Corporation receives fees from WRIICO pursuant to the following schedule:

Fund Net Assets (U.S. $)	Advisory Fee Annual Rate
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.425% of net assets
Over $1 billion and up to $2 billion	0.415% of net assets
Over $2 billion and up to $3 billion	0.40% of net assets
Over $3 billion	0.38% of net assets

For its services, Peter Cundill & Associates, Inc. receives fees from WRIICO pursuant to the following schedule:

Fund Net Assets (U.S. $)	Advisory Fee Annual Rate
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.425% of net assets
Over $1 billion and up to $2 billion	0.415% of net assets
Over $2 billion and up to $3 billion	0.40% of net assets
Over $3 billion	0.38% of net assets